United
                    Government
                    Securities
                    Fund, Inc.

                    SEMIANNUAL
                    REPORT
                    -------------------------------------------
                    For the six months ended September 30, 1997

This report is submitted for the general information of the shareholders of United Government Securities Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Government Securities Fund, Inc. current prospectus.

PRESIDENT'S LETTER
SEPTEMBER 30, 1997



Dear Shareholder:

As Waddell & Reed celebrates its 60th anniversary in the financial services industry, I would like to thank you for your continued confidence in our products and services. Since we opened our doors in 1937, our goal has been and continues to be to provide the best service possible to our shareholders. This commitment is reflected in every area of our organization: starting with your financial advisor and continuing with our investment management and customer service people of our affiliated companies.

Your confidence in the success of the products and services offered by Waddell & Reed and its affiliates is reflected in the growth the Funds have experienced over our 60 years. Total mutual fund assets under management reached the $1 billion mark in 1961, and over the $5 billion mark in 1985. As of September 30, 1997, mutual fund assets under management totaled more than $20.6 billion.

We look forward to helping you meet the financial goals that are important to you, now and for many years to come. Should you have any questions about your account or other financial issues that are important to you, contact your financial advisor or your local Waddell & Reed office. They're ready to help you make the most of your financial future.

Respectfully,
Keith A. Tucker
President

SHAREHOLDER SUMMARY
-------------------------------------------------------------
United Government Securities Fund, Inc.

PORTFOLIO STRATEGY:
Long-term U.S. Government  OBJECTIVE:   As high a current income
Securities                              as is consistent with
                                        safety of principal.  (Fund shares are
                                        not
Short-term U.S. Government              guaranteed by the
Securities                              U.S. Government or any
                                        government agency.
Intermediate-term U.S.                  Fund share value and
Government Securities                   yield will fluctuate due to changing
                                        interest rates or other market
                                        conditions and the investor may
                                        experience a loss.)

                            STRATEGY:   Invests primarily in debt securities
                                        issued or guaranteed by the U.S.
                                        Government or its agencies or
                                        instrumentalities.  (May purchase
                                        securities subject to repurchase
                                        agreements.  May invest in certain
                                        options and futures.)

                             FOUNDED:   1982

        SCHEDULED DIVIDEND FREQUENCY:   MONTHLY

PERFORMANCE SUMMARY - Class A Shares

           PER SHARE DATA
For the Six Months Ended September 30, 1997
-------------------------------------------
DIVIDENDS PAID                   $0.16
                                 =====
NET ASSET VALUE ON
   9/30/97                       $5.37
   3/31/97                        5.19
                                 -----
CHANGE PER SHARE                 $0.18
                                 =====

Past performance is not necessarily indicative of future results.



                        TOTAL RETURN HISTORY


                              Average Annual Total Return
                              ---------------------------
                                  With          Without
Period                         Sales Load*   Sales Load**
------                        ------------  -------------
1-year period ended 9-30-97        4.15%         8.77%
5-year period ended 9-30-97        5.31%         6.23%
10-year period ended 9-30-97       8.26%         8.73%

Performance data quoted represents past performance and is based on deduction of 4.25% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1997, United Government Securities Fund, Inc. had net assets totaling $129,114,871 invested in a diversified portfolio.

As a shareholder of United Government Securities Fund, Inc., for every $100 you had invested on September 30, 1997, your Fund owned:

 $44.86  Federal National Mortgage Association Bonds
  19.89  Miscellaneous U.S. Government Backed Bonds
  11.29  United States Treasury
  12.00  Federal Home Loan Mortgage Corporation Bonds
  10.49  Government National Mortgage Association Bonds
   1.47  Cash and Cash Equivalents and Options

THE INVESTMENTS OF
UNITED GOVERNMENT SECURITIES FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   11.0%, 1-1-2003 .......................   $    57  $    60,584
   7.5%, 9-1-2007 ........................       146      149,412
   6.5%, 3-15-2020 .......................     1,000      988,430
   8.0%, 2-1-2023 ........................     2,706    2,795,328
   6.5%, 11-1-2024 .......................     2,440    2,388,536
   7.0%, 12-1-2025 .......................     9,131    9,108,113
   Total .................................             15,490,403

 Federal National Mortgage Association:
   8.5%, 8-1-2001 ........................     4,392    4,533,528
   7.5%, 4-25-2002 .......................     3,151    3,176,924
   7.0%, 10-25-2003 ......................     6,720    6,734,650
   6.0%, 6-25-2007 .......................     5,000    4,932,800
   7.135%, 6-25-2007 .....................     5,693    5,899,459
   7.15%, 6-25-2007 ......................     2,309    2,393,620
   8.4%, 2-25-2009 .......................     5,000    5,271,900
   7.0%, 9-25-2020 .......................       500      507,500
   11.0%, 10-1-2020 ......................     4,024    4,615,090
   6.5%, 11-25-2020 ......................     5,000    4,951,550
   7.0%, 12-1-2023 .......................     8,680    8,645,163
   7.42%, 10-1-2025 ......................     6,172    6,256,558
   Total .................................             57,918,742

 Government National Mortgage Association:
   9.5%, 5-20-2014 .......................        13       14,443
   8.5%, 5-15-2023 .......................     2,137    2,235,513
   7.0%, 7-15-2023 .......................     3,839    3,852,103
   7.0%, 8-20-2027 .......................       990      985,971
   9.75%, 11-15-2028 .....................     2,942    3,252,772
   10.5%, 3-15-2029 ......................     1,032    1,153,650
   7.75%, 10-15-2031 .....................     1,990    2,049,149
   Total .................................             13,543,601

 United States Treasury:
   6.75%, 5-31-99 ........................     3,000    3,045,000
   5.75%, 10-31-2000 .....................     1,000      995,160
   6.375%, 8-15-2002 .....................     1,000    1,015,310
   7.875%, 11-15-2004 ....................     2,000    2,199,060
   7.5%, 11-15-2016 ......................     1,000    1,112,660
   0.0%, 2-15-2019 .......................    25,000    6,214,750
   Total .................................             14,581,940


                See Notes to Schedule of Investments on page 7.

THE INVESTMENTS OF
UNITED GOVERNMENT SECURITIES FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
 Miscellaneous United States Government
   Backed Securities:
   Federal Agricultural Mortgage Corporation
    Guaranteed Agricultural Mortgage-Backed
    Securities,
    7.066%, 1-25-2012  ...................   $ 7,355 $  7,384,946
   National Archives Facility Trust,
    8.5%, 9-1-2019  ......................     3,923    4,568,456
   Tennessee Valley Authority,
    5.88%, 4-1-2036  .....................     5,500    5,553,350
   United States Department of Veterans Affairs,
    Guaranteed Remic Pass-Through Certificates,
    Vendee Mortgage Trust, 1997-2 Class C,
    7.5%, 8-15-2017  .....................     3,500    3,605,000
   United States Government Guaranteed Development
    Company Participation Certificates,
    Series 1995-20 F, Guaranteed by the U.S.
    Small Business Administration (an
    Independent Agency of the United States),
    6.8%, 6-1-2015  ......................     4,569    4,576,034
    Total  ...............................             25,687,786

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 98.53%                                 $127,222,472
 (Cost: $123,286,198)

SHORT-TERM SECURITIES - 0.78%
 J.P. Morgan, 5.9% Repurchase
   Agreement dated 9-30-97, to be
   repurchased at $1,005,165 on 10-1-97* .     1,005   $1,005,000
 (Cost: $1,005,000)

TOTAL INVESTMENT SECURITIES - 99.31%                 $128,227,472
 (Cost: $124,291,198)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.69%         887,399

NET ASSETS - 100.00%                                 $129,114,871


Notes to Schedule of Investments
*Collateralized by $630,000 U.S. Treasury Bonds, 13.25% due 5-15-2014; market value and accrued interest aggregate $1,013,368.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED GOVERNMENT SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997


Assets
 Investment securities - at value
   (Notes 1 and 3) ................................. $128,227,472
 Receivables:
   Interest ........................................    1,326,392
   Fund shares sold ................................       66,357
   Investment securities sold ......................        2,897
 Prepaid insurance premium  ........................       12,801
                                                     ------------
    Total assets  ..................................  129,635,919
                                                     ------------
Liabilities
 Payable to Fund shareholders  .....................      331,722
 Dividends payable  ................................       97,668
 Accrued service fee (Note 2)  .....................       36,387
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................       31,505
 Due to custodian ..................................        7,317
 Accrued accounting services fee (Note 2)  .........        3,333
 Accrued management fee (Note 2)  ..................        1,402
 Other  ............................................       11,714
                                                     ------------
    Total liabilities  .............................      521,048
                                                     ------------
      Total net assets.............................. $129,114,871
                                                     ============
Net Assets
 $0.01 par value capital stock
   Capital stock ................................... $    240,292
   Additional paid-in capital ......................  129,379,347
 Accumulated undistributed income:
   Accumulated undistributed net realized loss on
    investment transactions  .......................   (4,441,042)
   Net unrealized appreciation in value of
    investments  ...................................    3,936,274
                                                     ------------
    Net assets applicable to outstanding units
      of capital ................................... $129,114,871
                                                     ============
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $5.37
 Class Y  ..........................................        $5.37
Capital shares outstanding
 Class A  ..........................................   23,899,858
 Class Y  ..........................................      129,372
Capital shares authorized ..........................3,000,000,000


                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended SEPTEMBER 30, 1997

Investment Income
 Interest and amortization (Note 1B)  ..............   $4,589,494
                                                       ----------
 Expenses (Note 2):
   Investment management fee .......................      258,568
   Transfer agency and dividend disbursing - Class A      153,287
   Service fee - Class A ...........................       87,808
   Accounting services fee .........................       20,000
   Audit fees ......................................        6,930
   Custodian fees ..................................        5,955
   Legal fees ......................................        4,954
   Shareholder servicing - Class Y .................        1,769
   Other ...........................................       62,847
                                                      -----------
    Total expenses  ................................      602,118
                                                      -----------
      Net investment income ........................    3,987,376
                                                      -----------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net loss on securities ...................      (56,579)
 Realized net loss on options  .....................      (62,195)
                                                      -----------
   Net realized loss on investments ................     (118,774)
 Unrealized appreciation in value of investments
   during the period ...............................    4,704,499
                                                      -----------
   Net gain on investments .........................    4,585,725
                                                      -----------
    Net increase in net assets resulting from
      operations ...................................   $8,573,101
                                                      ===========


                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                          For the       For the
                                         six months   fiscal year
                                           ended         ended
                                       September 30,   March 31,
                                            1997          1997
                                       -------------  -----------
Decrease in Net Assets
 Operations:
   Net investment income ............  $  3,987,376  $  8,544,567
   Realized net loss
    on investments  .................      (118,774)   (1,450,430)
   Unrealized appreciation
    (depreciation)  .................     4,704,499    (1,927,389)
                                       ------------  ------------
    Net increase in net assets
      resulting from operations .....     8,573,101     5,166,748
                                       ------------  ------------
 Dividends to shareholders from
   net investment income (Note 1D):*
   Class A ..........................    (3,966,420)   (8,507,712)
   Class Y ..........................       (20,956)      (36,855)
                                       ------------  ------------
                                         (3,987,376)   (8,544,567)
                                       ------------  ------------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (995,281 and 2,091,068
      shares, respectively) .........     5,261,042    11,045,042
    Class Y (5,829 and 36,828
      shares, respectively) ............     30,842       195,100
   Proceeds from reinvestment of
    dividends:
    Class A (675,496 and 1,449,154
      shares, respectively) ............  3,572,715     7,627,374
    Class Y (3,943 and 6,957
    shares, respectively)  .............     20,856        36,605
   Payments for shares redeemed:
    Class A (2,631,769 and 6,258,384
      shares, respectively) .........   (13,918,214)  (32,963,369)
    Class Y (7,430 and 18,692
      shares, respectively) .........       (39,062)      (98,116)
                                       ------------  ------------
    Net decrease in net
      assets resulting from capital
      share transactions ............    (5,071,821)  (14,157,364)
                                       ------------  ------------
      Total decrease ................      (486,096)  (17,535,183)
Net Assets
 Beginning of period  ...............   129,600,967   147,136,150
                                       ------------  ------------
 End of period  .....................  $129,114,871  $129,600,967
                                       ============  ============
   Undistributed net investment income         $---          $---
                                               ====          ====
                 *See "Financial Highlights" on pages 11 - 12.
                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                   For the
                  six months  For the fiscal year ended March 31,
                     ended    -----------------------------------
                    9-30-97    1997   1996    1995   1994    1993
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........  $5.19   $5.32  $5.13   $5.23  $5.44   $5.01
                      -----   -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........   0.16    0.33   0.34    0.32   0.30    0.33
 Net realized and
   unrealized gain
   (loss) on
   investments .....   0.18   (0.13)  0.19   (0.10) (0.21)   0.43
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......   0.34    0.20   0.53    0.22   0.09    0.76
                      -----   -----  -----   -----  -----   -----
Less dividends declared
 from net investment
 income  ...........  (0.16)  (0.33) (0.34)  (0.32) (0.30)  (0.33)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period  ....  $5.37   $5.19  $5.32   $5.13  $5.23   $5.44
                      =====   =====  =====   =====  =====   =====
Total return* ......   6.69%   3.75% 10.48%   4.49%  1.56%  15.62%
Net assets, end
 of period (000
 omitted)  .........$128,420$128,942$146,594$149,533$176,649$177,167
Ratio of expenses
 to average net
 assets  ...........   0.93%** 0.91%  0.83%   0.82%  0.75%   0.71%
Ratio of net investment
 income to average
 net assets  .......   6.15%** 6.17%  6.34%   6.30%  5.50%   6.29%
Portfolio turnover
 rate  .............  25.80%  34.18% 63.05%  41.57%122.62%  81.41%

  *Total return calculated without taking into account the sales load deducted on an initial purchase.
 **Annualized.

                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:


                    For the        For the        For the
                        six         fiscal         period
                     months           year        from 9/27/95*
                      ended          ended        through
                    9/30/97        3/31/97        3/31/96
                   --------        --------       --------
Net asset value,
 beginning of period  $5.19          $5.32          $5.33
                      -----          -----          -----
Income from investment
 operations:
 Net investment
   income ..........   0.17           0.34           0.17
 Net realized and
   unrealized gain
   (loss) on
   investments......   0.18          (0.13)         (0.01)
                      -----          -----          -----
Total from investment
 operations ........   0.35           0.21           0.16
                      -----          -----          -----
Less dividends declared
 from net investment
 income ............  (0.17)         (0.34)         (0.17)
                      -----          -----          -----
Net asset value,
 end of period .....  $5.37          $5.19          $5.32
                      =====          =====          =====
Total return .......   6.75%          3.99%          3.04%
Net assets, end of
 period (000
 omitted)  .........   $695           $659           $542
Ratio of expenses
 to average net
 assets ............   0.83%**        0.67%          0.60%**
Ratio of net
 investment income
 to average net
 assets ............   6.25%**        6.41%          6.40%**
Portfolio
 turnover rate .....  25.80%         34.18%         63.05%**

 *Commencement of operations.
 **Annualized.


                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997

NOTE 1 -- Significant Accounting Policies

     United Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide as high a current income as is consistent with safety of principal by investing in a portfolio of debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in options and futures contracts on those securities. Government debt securities are valued using a pricing system provided by a pricing service or dealer in bonds. Other securities are valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the average of the latest bid and asked prices. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums and post-1984 market discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis and includes differences between cost and face amount on principal reductions of securities. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryforwards.

E. Repurchase Agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

F.   Options -- See Note 5 -- Options.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $18.0 billion of combined net assets at September 30, 1997) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion,
 .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
               Net Asset Level                 Annual Fee
          (all dollars in millions)       Rate for Each Level
          -------------------------       -------------------
          From $    0 to $   10                $      0
          From $   10 to $   25                $ 10,000
          From $   25 to $   50                $ 20,000
          From $   50 to $  100                $ 30,000
          From $  100 to $  200                $ 40,000
          From $  200 to $  350                $ 50,000
          From $  350 to $  550                $ 60,000
          From $  550 to $  750                $ 70,000
          From $  750 to $1,000                $ 85,000
               $1,000 and Over                 $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month and $0.75 for each shareholder check which was processed, plus $0.30 for each account on which a dividend or distribution of cash or shares was paid in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $112,435, out of which W&R paid sales commissions of $65,607 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $2,350, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of U.S. Government securities aggregated $32,567,390 while proceeds from maturities and sales aggregated $32,510,513. Purchases of short-term securities aggregated $555,470,000 while proceeds from maturities and sales aggregated $560,645,000.

     For Federal income tax purposes, cost of investments owned at September 30, 1997 was $124,494,121, resulting in net unrealized depreciation of $3,733,351, of which $3,985,347 related to appreciated securities and $251,996 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized net capital losses of $690,258 during the year ended March 31, 1997, which included the effect of certain losses deferred into the next fiscal year (see discussion below). Realized capital loss carryovers aggregated $3,404,593 at March 31, 1997, and are available to offset future realized capital gain net income for Federal income tax purposes as follows: $759,434 through March 31, 1998; $1,611,706 through March 31, 2003; $343,195 through March 31, 2004; and $690,258 through March 31, 2005.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1996 through March 31, 1997, the Fund incurred net capital losses of $719,357, which have been deferred to the fiscal year ended March 31, 1998.

NOTE 5 -- Options

     Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put. The Fund uses options to attempt to reduce the overall risk of its investments.

NOTE 6 -- Multiclass Operations

     On July 31, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
United Government Securities Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Government Securities Fund, Inc. (the "Fund") as of September 30, 1997, the related statements of operations for the six-month period then ended and changes in net assets for the six-month period then ended and the year ended March 31, 1997, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Government Securities Fund, Inc. as of September 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Kansas City, Missouri
November 7, 1997

                          Shareholder Meeting Results

A special meeting of shareholders of United Government Securities Fund, Inc. was held on July 24, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.        To elect the Board of Directors;
                                                       Broker
                                  For     WithheldNon-Votes*
      Henry L. Bellmon        12,689,697   243,874         0
      Dodds I. Buchanan       12,695,636   237,935         0
      James M. Concannon      12,694,497   239,074         0
      John A. Dillingham      12,686,489   247,082         0
      Linda Graves            12,689,809   243,762         0
      John F. Hayes           12,689,697   243,874         0
      Glendon E. Johnson      12,683,778   249,793         0
      William T. Morgan       12,694,466   239,105         0
      Ronald K. Richey        12,689,783   243,788         0
      William L. Rogers       12,689,631   243,940         0
      Frank J. Ross, Jr.      12,691,391   242,180         0
      Eleanor B. Schwartz     12,689,631   243,940         0
      Keith A. Tucker         12,687,071   246,500         0
      Frederick Vogel III     12,695,636   237,935         0
      Paul S. Wise            12,689,783   243,788         0

Item 2.To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year;
                                            Broker
               For     Against   AbstainNon-Votes*
          12,222,991     65,991   644,589        0

Item 3.To approve or disapprove changes to certain of its fundamental investment policies and restrictions:

       3.1  Elimination of Fundamental Restriction Regarding Restricted
            Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          11,647,892   375,974   906,309     3,396

       3.2 Modification of Fundamental Restriction Regarding Margin Purchases of Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          11,658,918   364,948   906,309     3,396

       3.3 Modification of Fundamental Restriction Regarding Short Sales of Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          11,659,920   363,946   906,309     3,396

       3.4  Elimination of Fundamental Restriction Regarding Arbitrage
            Transactions
                                            Broker
               For     Against   AbstainNon-Votes*
          11,651,341   372,525   906,309     3,396

       3.5  Elimination of Fundamental Restriction Regarding Indexed Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          11,650,475   373,391   906,309     3,396

       3.6  Modification of Fundamental Policy Regarding Loans

                                            Broker
               For     Against   AbstainNon-Votes*
          11,661,363   362,503   906,309     3,396

Item 4.To amend the terms of the service plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.
                                            Broker
               For     Against   AbstainNon-Votes*
          11,106,820   491,840 1,214,249         0

*Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

DIRECTORS
Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona


OFFICERS

Keith A. Tucker, President
James C. Cusser, Vice President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
John M. Holliday, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary






To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.




















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P. O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com

NUR1011SA(9-97)

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